March 2022

Company Presentation | March 2022 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of, and the public perception of a risk of, a pandemic disease. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, which has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Since late February, we have experienced a significant decline in occupancy and RevPAR and we expect the significant occupancy and RevPAR reduction associated with the novel coronavirus (COVID-19) to likely continue as we are recording significant reservation cancellations as well as a significant reduction in new reservations relative to prior expectations. The continued outbreak of the virus in the U.S. has and will likely continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will likely be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially further adversely affected us by reducing demand for our hotels. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | March 2022 3 Experienced Management Team  24 years of hospitality experience  5 years with the Company  15 years with Morgan Stanley  Cornell School of Hotel Administration BS  University of Pennsylvania MBA RICHARD J. STOCKTON Chief Executive Officer & President  21 years of hospitality experience  18 years with the Company  3 years with ClubCorp  CFA charter holder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  16 years of hospitality experience  11 years with the Company (5 years with the Company’s predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER Chief Operating Officer

Company Presentation | March 2022 4 BHR Positioned Ideally For Potential Rapid Recovery Market Outlook: Recovery Favors Luxury Resorts Attractive Portfolio Composition Recent Results & Developments Balance Sheet Strategy Ritz-Carlton Sarasota

Market Outlook Recovery Favors Luxury Resort Assets

Company Presentation | March 2022 6 87.4 96.8 100.3 101.3 101.8 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 Occupancy Index 83.2 99.4 107 111.7 115.5 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 RevPAR Index 95.2 102.7 106.8 110.3 113.5 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 ADR Index Industry RevPAR Expected to Exceed 2019 by 2023 Source: STR, January 24th, 2022 U.S. KPIs, Indexed to 2019

Company Presentation | March 2022 7 Resorts and Urban Assets Recovering Rapidly Source: CBRE Hotels Research, Kalibri Labs, Q4 2021, Febuary 7th, 2022 Data from 1/1/2021 – 12/31/2021 43% 51% 68% 81% 93% 108% 119% 102% 104% 101% 102% 109% 32% 34% 37% 41% 46% 54% 71% 67% 66% 68% 74% 83% 0% 20% 40% 60% 80% 100% 120% 140% Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 RevPAR as a % of 2019 Resort Urban

Attractive Portfolio Composition Taking Advantage of Strategic Asset Class

Company Presentation | March 2022 9 Key Urban Resort Resort 60% Urban 40% Balanced Market Mix Beverly Hills, CA Mr. C Beverly Hills Hotel Chicago, IL Sofitel Chicago Magnificent Mile Washington, D.C. Capital Hilton Philadelphia, PA The Notary Hotel Seattle, WA Marriott Seattle Waterfront San Francisco, CA The Clancy Yountville, CA Hotel Yountville Yountville, CA Bardessono La Jolla, CA Hilton La Jolla Torrey Pines Key West, FL Pier House Resort & Spa Beaver Creek, CO Park Hyatt Beaver Creek St. Thomas, USVI The Ritz-Carlton St. Thomas The Ritz-Carlton Reserve Dorado Beach Dorado, PR Truckee, CA The Ritz-Carlton Lake Tahoe Sarasota, FL The Ritz-Carlton Sarasota High Quality Assets with High Barriers to Entry

Company Presentation | March 2022 10 Resort Exposure Lifts Performance Occupancy & ADR Ramping Up – 03/01/20 to 02/12/22 Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 9/1/2021 for Mr. C) 68% 36% 48% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 N o v -2 0 D e c -2 0 J a n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 A u g -2 1 S e p -2 1 O c t- 2 1 N o v -2 1 D e c -2 1 J a n -2 2 F e b -2 2 Occupancy (30-day Avg.) $793 $204 $523 $0 $200 $400 $600 $800 $1,000 $1,200 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 N o v -2 0 D e c -2 0 J a n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 A u g -2 1 S e p -2 1 O c t- 2 1 N o v -2 1 D e c -2 1 J a n -2 2 F e b -2 2 ADR (30-day Avg.) Key: Resort Urban Average

Company Presentation | March 2022 11 RevPAR Ramping Up – 03/01/20 to 02/12/22 Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago and Mr. C (data begins 9/1/2021 for Mr. C) Resort Exposure Lifts Performance $537 $74 $253 $0 $100 $200 $300 $400 $500 $600 $700 $800 3/1 4/1 5/2 6/2 7/3 8/3 9/3 10/4 11/4 12/5 1/5 2/5 3/8 4/8 5/9 6/9 7/10 8/10 9/10 10/11 11/11 12/12 1/12 2/12 RevPAR Rolling 30-Day Resort RevPAR Rolling 30-Day Rolling Urban RevPAR Rolling 30-Day Total RevPAR

Company Presentation | March 2022 12 Q4 2021 Core Assets Location Market Type Number of Rooms Occ% ADR RevPAR Hotel EBITDA Ritz-Carlton Sarasota Sarasota, FL Resort 276 79% $565 $444 $6,944 Ritz-Carlton St. Thomas St. Thomas, USVI Resort 180 74% $1,129 $841 $6,638 Pier House Key West, FL Resort 142 75% $715 $539 $4,965 Ritz-Carlton Lake Tahoe Truckee, CA Resort 170 58% $876 $507 $3,894 Bardessono Napa Valley, CA Resort 65 71% $1,272 $903 $2,771 Hilton Torrey Pines La Jolla, CA Resort 394 64% $211 $134 $2,445 Hotel Yountville Napa Valley, CA Resort 80 58% $899 $524 $2,121 Park Hyatt Beaver Creek Beaver Creek, CO Resort 190 50% $600 $300 $2,023 Marriott Seatt le Waterfront Seatt le, WA Urban 361 64% $193 $124 $1,341 The Notary Hotel Philadelphia, PA Urban 499 49% $192 $94 $1,293 Mr.C Beverly Hills Hotel Beverly Hills,CA Urban 143 70% $327 $228 $623 Capital Hilton Washington, D.C. Urban 550 44% $184 $80 $409 The Clancy San Francisco, CA Urban 410 74% $196 $145 $157 Sofitel Chicago Magnificent Mile Chicago, IL Urban 415 61% $206 $126 ($126) Total Portfolio 3,875 61% $392 $240 $35,498 Hilton Torrey Pines (1) In thousands (2) Comparable operating results; includes condo units (1) (2) Hotel EBITDA Rebounding Through Resorts

Company Presentation | March 2022 13 Urban, 26% Resort, 74% Ritz Carlton Drives Q4 TTM Hotel EBITDA(1) Luxury Hotels Drive Q4 TTM Hotel EBITDA(1) (1) Comparable TTM as of 12/31/2021, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands. High Transient Demand Drives Q4 Revenue Strong Resort Revenue Drives Q4 Results High Exposure to Luxury Hotels and Resorts Ritz-Carlton $61,048 Independent $35,960 Park Hyatt $9,609 Marriott/ Autograph $3,264 Hilton $2,893 Sofitel -$3,560 $(10,000) $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 Luxury $103,057 Upper Upscale $6,157 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Transient, 81% Group, 18% Contract, 1%

Company Presentation | March 2022 14 Strong Asset Class and Strategic Market Exposure Position Portfolio for Potential Rapid Recovery Ritz-Carlton Lake Tahoe $(20,000) $(10,000) $- $10,000 $20,000 $30,000 $40,000 $50,000 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 Quarterly Hotel EBITDA (In Thousands) $- $50 $100 $150 $200 $250 $300 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2020 Q1 2020 Q2 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 Quarterly RevPAR

Company Presentation | March 2022 15 Highest EBITDA Per Room & RevPAR $38 $37 $30 $30 $28 $27 $27 $23 $20 $19 $17 $15 $10 $15 $20 $25 $30 $35 $40 BHR PEB SHO XHR DRH HST PK HT RLJ INN CLDT APLE 2019 EBITDA Per Room $233 $211 $196 $189 $188 $184 $183 $171 $145 $134 $128 $106 $70 $100 $130 $160 $190 $220 $250 BHR PEB SHO DRH HT HST PK XHR RLJ CLDT INN APLE 2019 RevPAR $28 $14 $14 $14 $13 $11 $10 $9 $9 $9 $7 $6 $- $5 $10 $15 $20 $25 $30 BHR XHR HST DRH HT APLE PEB RLJ CLDT SHO INN PK 2021 EBITDA Per Room ($ in thousands) $203 $125 $121 $113 $111 $105 $104 $86 $86 $84 $83 $81 $- $50 $100 $150 $200 $250 BHR DRH HT HST XHR SHO PEB CLDT RLJ PK APLE INN 2021 RevPAR

Recent Results & Developments Solid Q4 Results Signals Potential For Sharp Recovery

Company Presentation | March 2022 17 Comparable Hotel Operating Results(1)(4) 2021 Q4 2020 Q4 2019 Q4 % Variance 2020 % Variance 2019 ADR $ 392.08 $ 330.93 $ 296.42 18% 32% Occupancy 61.12% 27.55% 76.07% 122% (20)% RevPAR $ 239.62 $ 91.16 $ 225.47 163% 6% Total Hotel Revenue(2) $ 130,925 $ 53,605 $ 126,790 144% 3% Hotel EBITDA(2) $ 35,498 $ 1,546 $ 31,628 2,196% 12% Hotel EBITDA Margin 27.11% 2.88% 24.94% 24% 2% (1) Includes: Bardessono, Hotel Yountville, Mr. C Beverly Hills, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, The Clancy, The Notary Hotel, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota (2) In thousands (3) As reported in Earnings Releases: 2017 as reported on 2/27/2019; 2018 as reported on 2/26/2020; 2019 as reported on 2/25/2021; 2020 and 2021 as reported on 2/24/2022 (4) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company COMPARABLE HOTEL EBITDA(3)(4)COMPARABLE REVPAR(3)(4) RevPAR Recovers Significantly in Q4 $219 $226 $233 $101 $203 $- $50 $100 $150 $200 $250 2017 2018 2019 2020 2021 $126.9 $136.7 $143.0 $13.9 $109.2 $- $20 $40 $60 $80 $100 $120 $140 $160 2017 2018 2019 2020 2021 (I n m ill io n s)

Company Presentation | March 2022 18 AFFO PER SHARE IS ROBUSTADJUSTED EBITDARE RECOVERING STRONGLY Quarter Highlights Full Year Highlights • Comparable RevPAR for all hotels increased 163% to $239.62 during the quarter. Comparable ADR increased 18.5% to $392.08 and comparable occupancy increased 121.9% to 61.1%. Comparable RevPAR for all hotels increased 6.3% compared to the comparable period in 2019. • Adjusted funds from operations (AFFO) was $0.23 per diluted share for Q4 compared to $(0.17) in the prior year Q4. • Adjusted EBITDAre was $29.4 million for the quarter. • Comparable Hotel EBITDA was $35.5 million for the quarter. • Net debt to gross assets was 46% at the end of the fourth quarter. • Capex invested during the quarter was $9.8 million. Sharp Recovery Trends in Q4 2021 Continue $0.46 $0.46 $0.44 $0.12 $0.20 $0.50 $0.56 $0.42 $(0.68) $0.20 $0.37 $0.34 $0.29 $(0.21) $0.17 $0.31 $0.15 $0.27 $(0.17) $0.23 ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2017 2018 2019 2020 2021 $111.1 $119.3 $121.5 $(4.5) $87.5 $(20) $- $20 $40 $60 $80 $100 $120 $140 2017 2018 2019 2020 2021 (I n m ill io n s)

Company Presentation | March 2022 19 49%OCCUPANCY $523ADR $258REVPAR YTD 2022(1) • RevPAR above 2019 levels • Resort properties continue to capitalize on strong leisure demand • Urban properties continue to recover Highlights +11%VS. 2019 +89%VS. 2021 RevPAR Growth YTD 2022 RevPAR Exceeds 2019 (1) YTD 2022 as of 2/28/2022

Company Presentation | March 2022 20 TRANSACTION OVERVIEW • 6.0M shares of BHR common stock valued at $5.84 per share, $54M of mortgage debt, and $104M cash (funded from available excess cash) • Hotel acquisition price of $193M(1), a 12x 2021 EBITDA Multiple • Closed on March 11th, 2022 • The transaction includes 96 rooms, averaging 1,288 S.F., and 14 residential units ranging in size from 2,200 – 6,600 S.F. Property Overview Number of Rooms 96 Residences 14 Meeting Space (S.F.) 4,800 Location Dorado, Puerto Rico Last Renovation 2018 One of Only 5 Ritz-Carlton Reserves in the World Fee Simple 50 Acres site Forbes 5-Star Rating, AAA Five Diamond Award, Conde Nast – Reader’s Choice Award – Top Resort in the Caribbean (2019) (1) Inclusive of the 14 luxury residences (2) FY 2021 Dorado Beach, A Ritz-Carlton Reserve RevPAR $1,227(2) 2021 Cap Rate 9.4% Price Per Key $1.8M(1) Unlevered IRR ~11% Exciting New Acquisition

Balance Sheet Strategy Maintain Liquidity, Monitor Leverage, Navigate Recovery

Company Presentation | March 2022 22 Current Liquidity is Sufficient for Growth(1) $216.0MCASH & CASH EQUIVALENTS $47.4MRESTRICTED CASH 73% CAD PAYOUT RATIO(3) 44% AFFO PAYOUT RATIO(1)(3) TOTAL CASH $290.9M CASH POSITION (1) As of 12/31/21 (2) Q4 2021 (3) Excludes amortization payments $29.4MADJ. EBITDARE POSITIVE OPERATING CASH FLOW(2) CASH FLOW ~$9.0M $27.5MDUE FROM 3RD PARTY MANAGERS ($9.8M) Sofitel Chicago CAPEX ($2.5M)PREFERRED DIVIDENDS ($8.1M)DEBT SERVICE(3)

Company Presentation | March 2022 23 Laddered debt maturities(1)(2) (1) As of 12/31/2021, Pro Forma for Beaver Creek Loan (2) Assumes extension options are exercised. There can be no guaranty that extension options are exercisable on or before maturity. In the event one or more extensions are not exercisable we will be subject to the prevailing conditions of the debt markets at that time, which could result in increased or decreased borrowing cost or the inability to borrow at all. In such case, our ability to repay the amounts owed under the debt arrangements may not be feasible or could have a negative impact on our financial performance 2023NEXT HARD DEBT MATURITY 2.65%WEIGHTED AVG. INTEREST RATE(1) $189.0 $401.5 $435.0 $86.3 $70.5 $0 $100 $200 $300 $400 $500 2022 2023 2024 2025 2026 2027 (i n m il li o n s) Note: the use of debt potentially increases BHR’s returns, as well as the risk of losses associated with the investment 5.00% 4.00% 2.50% 2.65% 0% 1% 2% 3% 4% 5% 6% 2018 2019 2020 2021 Weighted Average Interest Rate(1) • Delever to 35% Net Debt to Gross Assets • Hold 10% of Gross Debt Balance as cash on the balance sheet • Floating-rate debt provides a natural hedge to hotel cash flows and increases flexibility in various economic environments • Proactive strategy to opportunistically refinance loans and extend maturities • Long-standing lender relationships Conservative Leverage Strategy With No Significant Near-Term Debt Maturities Overview

Company Presentation | March 2022 24 Highly Aligned Management Team Management has significant personal wealth invested in the Company9.1% Insider ownership 2.4x higher than public lodging REIT industry average2.4x Total dollar value of insider ownership (as of 2/28/2022)$37.5M REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Latest Proxy and Company filings Highly-aligned management team is among highest insider equity ownership of publicly- traded Hotel REITs 18.2% 9.1% 7.0% 4.7% 3.8% 3.1% 2.4% 2.0% 1.9% 1.6% 1.5% 1.4% 1.2% 1.0% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% HT BHR APLE CLDT Peer Avg. INN XHR AHT PEB RLJ SHO DRH HST PK

Company Presentation | March 2022 25 Key Takeaways Market Outlook: Recovery Favors Luxury Resorts Attractive Portfolio Composition Focus on Growth Solid Balance Sheet and Liquidity Ritz-Carlton Sarasota

Appendix

Company Presentation | March 2022 27 Indebtedness

Company Presentation | March 2022 28 Indebtedness

Company Presentation | March 2022 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA 2019 2019 2019 2019 December 31, 2019 4th Q uarter 3rd Q uarter 2nd Q uarter 1st Q uarter TTM Net income (loss) 31,806$ 9,410$ 12,828$ 16,800$ 70,844$ Non-property adjustments (26,320) 1,441 (9) — (24,888) Interest income (69) (79) (77) (62) (287) Interest expense 5,210 4,829 4,965 4,856 19,860 Amortizaton of loan costs 309 229 209 345 1,092 Depreciation and amortization 18,310 16,831 18,474 16,686 70,301 Income tax expense (benefit) (173) (78) 422 115 286 Non-hotel EBITDA ownership expense 1,277 1,048 1,395 1,279 4,999Hotel EBITDA including amounts attributable to noncontrolling interest 30,350 33,631 38,207 40,019 142,207 Non-comparable adjustments (44) 10 161 705 832 Net income (loss) 30,306$ 33,641$ 38,368$ 40,724$ 143,039$ In thousands

Company Presentation | March 2022 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel In thousands

Company Presentation | March 2022 31 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre In thousands

Company Presentation | March 2022 32 Reconciliation of Net Income (Loss) to Adjusted FFO Q4

Company Presentation | March 2022 33 Reconciliation of Net Income (Loss) to Adjusted FFO Q3

Company Presentation | March 2022 34 Reconciliation of Net Income (Loss) to Adjusted FFO Q2

Company Presentation | March 2022 35 Reconciliation of Net Income (Loss) to Adjusted FFO Q1